UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 5, 2005

China Media1 Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-50193	46-0498798
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2020 Main Street, Suite 500, Irvine CA		92614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 757-0890

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation  Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Not applicable

Item 3.03  Material Modification to Rights of Security Holders.

Not applicable

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Summary of Change in Accountants

We engaged Ernst & Young LLP (Canada) to replace Moore Stephens Ellis Foster Ltd., Chartered Accountants, as our public certifying accountant effective on May 5, 2005. Moore Stephens advised us that Moore Stephens and Ernst & Young entered a transaction under which certain assets of Moore Stephens were sold to Ernst & Young and the professional staff and partners of Moore Stephens joined Ernst & Young either as employees or partners of Ernst & Young and carried on their practice as members of Ernst &Young. Effective May 5, 2005, Ernst & Young will conduct SAS No. 100 reviews of our quarterly financial statements and audit our annual financial statements for the year ending December 31, 2005.

(b) Resignation of Moore Stephens Ellis Foster Ltd.

Moore Stephens Ellis Foster Ltd. audited our financial statements for our two most recent fiscal years ended December 31. We engaged Ernst & Young to act as our principal auditing firm following the resignation of Moore Stephens. Our board or directors approved the change in certifying accountant.

The change in certifying accountant was not related to any matter concerning us, including our selection or application of accounting policies or judgments, the scope of audit, internal controls or integrity of management.

During our two most recent fiscal years ended December 31 and for the period from January 1, 2005 through May 5, 2005, there were no disagreements with Moore Stephens on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens, would have caused them to make reference to the subject matter of their disagreement in their report.

During our two most recent fiscal years ended December 31 and for the period from January 1, 2005 through May 5, 2005, there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission, except that the accountant’s reports of Moore Stephens on our financial statements for the fiscal years ended December 31, 2003 and 2004 stated that we had suffered losses from operations and required additional capital, and that these factors raised substantial doubt about our ability to continue as a going concern.

The report of Moore Stephens accompanying the audit for our two most recent fiscal years ended December 31 did not contain any adverse opinion or disclaimer or opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant’s reports of Moore Stephens on our financial statements for the fiscal years ended December 31, 2003 and 2004 stated that we had suffered losses from operations and required additional capital, and that these factors raised substantial doubt about our ability to continue as a going concern.

We provided Moore Stephens with a copy of the above disclosures, and Moore Stephens has furnished a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us and, if not, stating the respects in which it does not agree. A copy of such letter is attached as an Exhibit to this Form 8-K.

(c) Appointment of Ernst & Young

On May 5, 2005, our board or directors engaged Ernst & Young as our public certifying accountant. As to our two most recent fiscal years or subsequent interim period, we did not consult Ernst & Young regarding the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements, nor did Ernst & Young provide advice to us, either written or oral, that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue. Further, during our two most recent fiscal years or subsequent interim period, we did not consult Ernst & Young on any matter that was subject of disagreement or a reportable event.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

Not applicable.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of  Principal Officers.

On October 3, 2005, Michael L. McKennon resigned as our Chief Financial Officer and one of our directors. Mr. McKennon stated that he does not believe he can devote the time necessary to effectively fulfill his responsibilities as required by us and that he requires additional time to devote to his audit practice at his firm, McKennon Wilson & Morgan LLP. Mr. McKennon’s resignation as a director is not because of any disagreements with the Company on matters relating to its operations, policies, or practices.

At this time, Ernest Cheung, our Secretary and Treasurer, will act as our Chief Financial Officer. We have not appointed a new director to replace Mr. McKennon at this time.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Section 6 - [Reserved]

Not applicable.

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Not applicable.

Section 8 - Other Events

Item 8.01  Other Events.

Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit Number	Description

16.1	Consent Letter from Moore Stephens Ellis Foster, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIA1 CORP.
(Registrant)

Date: October 7, 2005	By:	/s/ Ernest Cheung
Ernest Cheung, Secretary
Title